UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2012

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51800	36-4587081
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

92 Walnut Street, Lawrenceburg, Indiana	47025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 6, 2012, the Board of Directors of United Community Bancorp (the “Company”) amended Article II, Section 2 of the Company’s Bylaws to permit the 2012 Annual Meeting of Stockholders to occur within 180 days after June 30, 2012. A copy of the Bylaws, as amended and restated, are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Before such amendment, Article II, Section 2 read as follows:

“Section 2. Annual Meeting. A meeting of shareholders of the Subsidiary Holding Company for the election of directors and for the transaction of any other business of the Subsidiary Holding Company shall be held annually within 150 days after the end of the Subsidiary Holding Company’s fiscal year on such date as the board of directors may determine.”

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description

3.2	Bylaws, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP
(Registrant)

Date: September 10, 2012	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer